Exhibit 10.6

WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Waiver and Amendment No. 3 dated as of May 3, 2010 to the Credit Agreement (this “Amendment No. 3”), is entered into among Radiation Therapy Services, Inc., (as successor to RTS Merger Co., Inc.), a Florida corporation (“Borrower”), Radiation Therapy Services Holdings, Inc., a Delaware Corporation (“Parent”) the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” together with Parent, the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association, in its capacity as administrative agent for the Lenders) (in such capacity, the “Administrative Agent”) and amends the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto agree to amend the Credit Agreement in certain respects as set forth herein and the Lenders party hereto and the Administrative Agent are agreeable to the same, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders party hereto agree to waive the Events of Default (the “Designated Events of Default”) that have arisen due to the Borrower’s failure to comply with Sections 6.1 and 6.2 of the Credit Agreement solely as a result of the fact that the Borrower did not provide certified quarterly and annual financial statements of the Borrower to Administrative Agent and Lenders, but rather provided certified quarterly and annual financial statements of Parent to Administrative Agent and Lenders.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendment to Credit Agreement

Sections 6.1 and 6.2(a), (b), (c) and (e) of the Credit Agreement shall be amended by replacing all references of “the Borrower” to “Parent”.

Section 2. Waiver of Designated Events of Default

The Administrative Agents and Lenders party hereto hereby waive enforcement of their rights and remedies against the Borrower arising from the Designated Events of Default; provided, however, nothing herein shall be deemed a waiver with respect to any other future failure of Borrower to comply fully with any provision of the Credit Agreement or any other provision of any Loan Document. This waiver shall be effective only for the specific defaults comprising the Designated Events of Default, and in no event shall this waiver be deemed to be a waiver of enforcement of any of the Administrative Agent’s or Lenders’ rights or remedies with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing contained in this Amendment No. 3 nor any communications between Borrower and Administrative Agent or any Lender shall be a waiver of any rights or remedies that Administrative Agent or any Lender has or may have against Borrower, except as specifically provided herein. Except as specifically provided herein, Administrative Agent and each Lender hereby reserves and preserves all of its rights and remedies against Borrower under the Credit Agreement and the other Loan Documents.

Section 3. Conditions Precedent to the Effectiveness of this Amendment No. 3

This Amendment No. 3 shall become effective as of the date (the “Amendment No. 3 Effective Date”) when, and only when, the following conditions precedent have been satisfied:

(a) Administrative Agent shall have received counterparts of this Amendment No. 3, duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Required Lenders.

(b) Except for the Designated Events of Default, no other Default or Event of De fault exists and is continuing or would exist immediately after giving effect to this Amendment No. 3.

(c) As of the Amendment No. 3 Effective Date, the representations and warranties (x) set forth in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case they shall be true as of such earlier date) and (y) set forth in Section 4 below are true and correct in all material respects.

Section 4. Representations and Warranties

On and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment No. 3, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 3 has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 3, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required by the Borrower in connection with the execution, delivery or performance by such Person of this Amendment No. 3; and

(c) No Default or Event of Default has occurred and is continuing under Section 7A of the Credit Agreement; Parent owns no assets other than the Capital Stock of Borrower.

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Section 5. Reference to and Effect on the Loan Documents

(a) As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 3 and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 3 as of the Amendment No. 3 Effective Date.

(b) As of the Amendment No. 3 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 3 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 6. Acknowledgement of Guarantors

The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 3 and agree that this Amendment No. 3 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 7. Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 3 (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 8. Execution in Counterparts

This Amendment No. 3 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

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Section 9. Lender Signatures

Each Lender that signs a signature page to this Amendment No. 3 shall be deemed to have approved this Amendment No. 3 and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment No. 3. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

Section 10. Governing Law

THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WILL BE REQUIRED THEREBY.

Section 11. Section Titles

The section titles contained in this Amendment No. 3 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, subclause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13. Severability

The fact that any term or provision of this Amendment No. 3 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14. Successors

The terms of this Amendment No. 3 shall be binding upon, and shall inure to the benefit of, the Lenders, the parties hereto and their respective successors and assigns.

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Section 15. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 3 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 and Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC., as Parent

By:	/s/ Erin L Russell
Name: Erin L Russell
Title: Vice President

RADIATION THERAPY SERVICES, INC., as Borrower

By:	/s/ Jeffrey A. Pakrosnis
	Name:	JEFFREY A. PAKROSNIS
	Title:	TREASURER

[RTS - Amendment]

21ST CENTURY ONCOLOGY MANAGEMENT SERVICES, INC.
21ST CENTURY ONCOLOGY OF ALABAMA, LLC
21ST CENTURY ONCOLOGY MANAGEMENT SERVICES OF ARIZONA, INC.
21ST CENTURY ONCOLOGY OF HARFORD COUNTY MARYLAND, LLC
21ST CENTURY ONCOLOGY OF JACKSONVILLE, INC.
21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.
21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC
21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC
21ST CENTURY ONCOLOGY, LLC
AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C.
ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.
BERLIN RADIATION THERAPY TREATMENT CENTER, LLC
CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.
DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.
FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC
JACKSONVILLE RADIATION THERAPY SERVICES, INC.
MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, LLC
MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.
NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED
NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED
NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, LLC
RADIATION THERAPY SERVICES INTERNATIONAL, INC.
WEST VIRGINIA RADIATION THERAPY SERVICES, INC.
PHOENIX MANAGEMENT COMPANY, LLC as Subsidiary Guarantors

By:	/s/ Jeffrey A. Pakrosnis
Name: JEFFREY A. PAKROSNIS
Title: TREASURER

[RTS - Amendment]

WELLS FARGO BANK, N.A. (as successor to Wachovia Bank, National Association), as Administrative Agent

By:	/s/ Kent S. Davis
Name: Kent S. Davis
Title: Managing Director

[RTS - Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

[RTS - Amendment]

[Citibank, N.A.], as a Lender

By:	/s/ Anthony V. Pantina
Name: Anthony V. Pantina
Title: Vice President and Director

[RTS - Amendment]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dionne Miller
Name: Dionne Miller
Title: Duly Authorized Signatory

[RTS - Amendment]